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[LOGO] NORTHERN FUNDS

SUPPLEMENT TO THE NORTHERN FUNDS ANNUAL REPORT FOR THE MONEY MARKET FUNDS DATED MARCH 31, 2001
The Annual Report for Northern Money Market Funds included average monthly yields in yields comparison charts on pages 2, 3, 4, 5 and 6. The yields for March 2001 have been revised as reflected below:

FUND                                          REPORTED YIELD                      REVISED YIELD
CALIFORNIA MUNICIPAL MONEY MARKET                  2.75                                2.19
MONEY MARKET                                       5.01                                5.11
MUNICIPAL MONEY MARKET                             3.14                                2.91
U.S. GOVERNMENT MONEY MARKET                       4.76                                4.94
U.S. GOVERNMENT SELECT MONEY MARKET                4.75                                4.88

If you have any questions, please contact the Northern Funds Center at 800/595-9111 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


102047
Northern Funds Distributors, LLC, an independent third party.    MM SPT ANR 6/01